UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2008 (April 3, 2008)

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AVASOFT, INC.

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(Exact name of registrant as specified in charter)

Nevada	000-32921	87-0365131
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2206 Plaza Drive, Suite 100

Rocklin, California 95765

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(Address of Principal Executive Offices)

(916) 771-0900

_________________

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward Looking Statements

This Form 8-K and other reports filed by Avasoft, Inc., a Nevada corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 8.01

Other Events.

On June 15, 2007, the Company issued a senior secured note payable totaling $610,000 ("Note"), originally due on September 13, 2007, bearing 8% interest per annum through September 13, 2007.  The Note is secured by substantially all the assets of the Company.  On September 13, 2007 the Note was amended to have a maturity date of November 15, 2007 and bearing 10% interest per annum over the life of the loan.

At and since the maturity date, the Note was not paid.  On March 20, 2008, the holder of the Note (“Secured Lender”) demanded immediate payment of the Note in full or threatened to commence proceedings to foreclose on all assets of the Company.  The Company requested a forbearance period that ends on April 3, 2008 and in exchange of such forbearance period, agreed to waive all defenses against the action and that it would not challenge the foreclosure and seizure of its assets.

On April 2, 2008, Secured Lender sent a letter demanding delivery of all assets of the Company if payment is not received by April 3, 2008.  No payment has been sent.  Secured Lender demanded that the Company voluntarily deliver all possessions on April 4, 2008.  If such assets were not delivered by the Company on such date, Secured Lender threatened to liquidate the Company’s assets in a private foreclosure sale that begins on April 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 3, 2008

Avasoft, Inc.

By:  /s/ James R. Wheeler

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James R. Wheeler

Chief Executive Officer

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